UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

Rainier Pacific Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 Pacific Highway East, Suite 200, Fife, Washington		98424
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

        On October 20, 2004, Rainier Pacific Financial Group, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 5% of the common stock of Rainier Pacific Financial Group, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

        (c)     Exhibits

        99.1   Press Release of Rainier Pacific Financial Group, Inc. dated October 20, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: October 20, 2004	By: /s/ John A. Hall
John A. Hall
President and Chief Executive Officer

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Exhibit 99.1

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                                                                                                For more information, contact:
                                                                                                John Hall: (253) 926-4007
                                                                                                jhall@rainierpac.com
**For Immediate Release**                                                                 or
                                                                                                Vic Toy: (253) 926-4038
                                                                                                vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. to Repurchase Stock

Tacoma, Washington - October 20, 2004 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) announced today that its Board of Directors has authorized its second stock repurchase program for up to 5.0% of its outstanding common stock, or 371,915 shares. The repurchases are expected to commence immediately and are expected to take place over a six-month period.

Repurchases generally will be conducted through open market broker transactions, although unsolicited negotiated transactions or other types of repurchases are possible. No shares will be repurchased directly from directors or officers of the Company and its subsidiary.

The purchase price to be paid for the shares purchased in the open market will not exceed the higher of the highest independent bid or the last independent transaction price reported on the Nasdaq National Market System. The number of shares to be purchased in the open market during any single day generally will not exceed 25% of the average daily trading volume of the common stock over the preceding four weeks, except that the Company may make one block purchase per week.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 12 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

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